                                                                     EXHIBIT 1.1


                                   VALERO L.P.

                             5,750,000 COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS

                             UNDERWRITING AGREEMENT
                             ----------------------

Lehman Brothers Inc.                                              March 12, 2003
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
UBS Warburg LLC
Credit Suisse First Boston LLC
RBC Dain Rauscher Inc.
Sanders Morris Harris Inc.
c/o Lehman Brothers Inc.
745 7th Avenue
New York, New York 10019

Dear Sirs:

                  Valero L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the several Underwriters named in
Schedule 1 hereto (the "Underwriters") 5,750,000 Common Units (the "Firm Units"), each representing a limited partner interest in the Partnership (the "Common Units"). In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 862,500 Common Units, on the terms and for the purposes set forth in Section 2 (the "Option Units"). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the "Units."

                  This is to confirm the agreement among the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the "General Partner"), Valero GP, LLC, a Delaware limited liability company ("Valero GP"), an indirect wholly owned subsidiary of Valero Energy Corporation, a Delaware corporation ("Valero Energy"), and the general partner of the General Partner, Valero Logistics Operations, L.P., a Delaware limited partnership (the "Operating Partnership"), and Valero GP, Inc., a Delaware corporation, a direct wholly owned subsidiary of the Partnership and the general partner of the Operating Partnership (the "OLP General Partner") (collectively, the "Partnership Parties"), and the Underwriters concerning the purchase of the Firm Units and the Option Units from the Partnership by the Underwriters. The Partnership Parties and Skelly-Belvieu Pipeline Company, L.L.C., a Delaware limited liability company ("Skelly-Belvieu LLC"), are hereinafter referred to collectively as the "Partnership Entities." Valero Energy, UDS Logistics, LLC, a Delaware limited liability company ("UDS Logistics"), Valero Refining Company - California, a Delaware corporation ("VRC"), Valero Refining - Texas, L.P., a Texas limited partnership ("VRLP"), and Valero Pipeline Company, a Delaware corporation ("VPC"), are hereinafter referred to collectively as the "Valero Entities."

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                  Prior to the date hereof, the following transactions occurred:

                  (i) VRC, UDS Logistics, the Partnership, the Operating Partnership and the OLP General Partner entered into a Contribution Agreement (the "Benicia Tank Contribution Agreement") and VRLP, UDS Logistics, the Partnership, the Operating Partnership and the OLP General Partner entered into a Contribution Agreement (the "Texas Tank Contribution Agreement") whereby the Operating Partnership will acquire specified crude oil tanks, foundations, tank valves, tank gauges, pressure equipment, temperature equipment and related assets in Benicia, California and Corpus Christi (West) and Texas City, Texas, respectively, from certain affiliates of Valero Marketing and Supply Company, a Delaware corporation ("Valero Marketing") (The Benicia Tank Contribution Agreement and the Texas Tank Contribution Agreement are collectively referred to herein as the "Tank Contribution Agreements").

                  (ii) VPC, UDS Logistics, the Partnership, the Operating Partnership and the OLP General Partner entered into a Contribution Agreement (the "Pipeline Contribution Agreement") whereby the Operating Partnership will acquire specified pipeline systems and terminal assets.

                  (iii) The Operating Partnership entered into an Amended and Restated Credit Agreement providing for borrowings of up to $175 million.

                  Concurrently with the execution hereof, the following transactions will occur and the documents related thereto will be executed:

                  (iv) The Partnership Parties will enter into a purchase agreement with the initial purchasers thereunder (the "Purchase Agreement") providing for the issuance and sale to such initial purchasers of $250 million aggregate principal amount of unsecured senior notes (the "Notes") under an indenture relating to the Notes (the "Indenture") in a transaction (the "Notes Offering") exempt from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, (the "Securities Act"). The Notes will be guaranteed on an unsecured senior basis (the "Guarantees") by the Partnership (the "Guarantor"). In connection with the Notes Offering, the Operating Partnership will enter into a Registration Rights Agreement (the "Registration Rights Agreement") with the initial purchasers, pursuant to which the Operating Partnership and the Guarantor will agree to file one or more registration statements with the Commission providing for the registration under the Securities Act of the Notes or the senior notes to be issued by the Operating Partnership and guaranteed by the Guarantor under the Indenture containing terms identical to the Notes and to be offered to holders of the Notes in exchange for the Notes pursuant to the Exchange Offer (as defined in the Registration Rights Agreement) (the "Exchange Notes"). The Exchange Notes will be guaranteed on an unsecured senior basis (the "Exchange Note Guarantee") by the Partnership.

                  On the First Delivery Date (as defined in Section 4), the following transactions will occur:

                  (v) The public offering of the Firm Units contemplated hereby will be consummated.


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                  (vi) The Operating Partnership will issue the Notes in the
Notes Offering and will distribute the proceeds to the Partnership.

                  (vii) The Operating Partnership will borrow $34,319,913 under the Amended and Restated Credit Facility and will distribute the proceeds to the Partnership.

                  (viii) The Partnership will amend the Partnership Agreement (the "Amendment") to provide that the General Partner may be removed by the vote of the holders of at least 58% of the outstanding Common Units and Subordinated Units, excluding the Common Units and Subordinated Units held by affiliates of the General Partner. The Amendment will also provide that the election of a successor general partner upon any such removal be approved by the holders of a majority of the Common Units, excluding the Common Units held by affiliates of the General Partner.

                  (ix) Pursuant to a Common Unit Redemption Agreement (the "Redemption Agreement"), the Partnership will redeem from UDS Logistics 3,809,750 Common Units (the "Redemption") at a price of $35.19 per unit.

                  (x) The contributions of assets contemplated by the Tank Contribution Agreements and the Pipeline Contribution Agreement will be completed after the transactions referred to in (i) - (ix) above have all been completed.

                  (xi) Valero Marketing and the Operating Partnership will enter into a Handling and Throughput Agreement (the "Handling and Throughput Agreement") pursuant to which Valero Marketing will pay to the Operating Partnership a specified fee during the term of the Handling and Throughput Agreement for all volumes of Specified Feedstocks (as defined in the Handling and Throughput Agreement) delivered to the Benicia, Corpus Christi (West) and Texas City refineries.

                  (xii) The Operating Partnership will enter into (i) Lease and Access Agreements with VRLP pursuant to which VRLP will lease certain facilities and other improvements that are necessary or desirable for the Operating Partnership to utilize in the Operating Partnership's operations of the tank assets in Corpus Christi, Texas and Texas City, Texas and (ii) a Lease and Access Agreement whereby VRC will lease certain facilities and other improvements that are necessary or desirable for the Operating Partnership to utilize in the Operating Partnership's operations of the tank assets in Benicia, California (the "Lease and Access Agreements").

                  (xiii) The Operating Partnership will enter into (i) a Services and Secondment Agreement with VRLP pursuant to which VRLP will provide the Operating Partnership with the operational and maintenance resources and services necessary to operate, manage and maintain the tank assets at the Corpus Christi (West) and Texas City refineries which will be contributed to the Operating Partnership through the Tank Contribution Agreements and (ii) a Services and Secondment Agreement with VRC pursuant to which VRC will provide the Operating Partnership with the operational and maintenance resources and services necessary to operate, manage and maintain the tank assets at the Benicia refinery which will be contributed to the Operating Partnership through the Tank Contribution Agreements (the "Services Agreements").


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                  (xiv) The Operating Partnership, the Partnership and Valero
Marketing will enter into a Throughput Commitment Agreement (the "Throughput Commitment Agreement") pursuant to which Valero Marketing will agree for itself and for its affiliates to use the pipelines contributed pursuant to the Pipeline Contribution Agreement and to pay a set fee for such usage.

                  (xv) The Operating Partnership and Valero Marketing will enter into a Terminalling Agreement (the "Terminalling Agreement") pursuant to which Valero Marketing will agree to pay to the Operating Partnership a specified fee for storage and handling services at the terminals associated with the Pipeline Contribution Agreement.

                  In connection with the contribution of assets pursuant to the Tank Contribution Agreements and the Pipeline Contribution Agreement, the parties to the Transactions will enter into various bills of sale, deeds, leases, assignments, conveyances and related documents (the "Conveyances").

                  The transactions listed in (i) through (xv) are collectively referred to herein as the "Transactions." The Purchase Agreement, the Indenture, the Registration Rights Agreement, the Amended and Restated Credit Agreement, the Redemption Agreement and the Notes are collectively referred to herein as the "Financing Documents." The Tank Contribution Agreements, the Pipeline Contribution Agreement, the Handling and Throughput Agreement, the Lease and Access Agreements, the Services Agreements, the Throughput Commitment Agreement, the Terminalling Agreement and the Conveyances are collectively referred to herein as the "Asset Documents." The Financing Documents and the Asset Documents are collectively referred to herein as the "Transaction Documents."

                  The term "Operative Agreement" when used herein shall mean and include any of (i) the Partnership Agreement, the Operating Partnership Agreement, the General Partner Partnership Agreement, the Skelly-Belvieu Agreement, the Valero GP LLC Agreement, the UDS Logistics LLC Agreement (as such terms are defined below) and (ii) the Transaction Documents.

                  1. Representations, Warranties and Agreements of the Partnership Parties. Each of the Partnership Parties represents and warrants to, and agrees with, each Underwriter that:

                  (a) Definitions. The Partnership and the Operating Partnership have prepared and filed with the Commission in accordance with the provisions of the Securities Act, a registration statement on Form S-3 under the Securities Act (Commission File No. 333-89978) (the "registration statement"), including a prospectus subject to completion relating to the Units. Such registration statement has been declared effective by the Commission. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Units may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If it is contemplated, at the time this Agreement is executed, that a registration statement or a post-effective amendment will be filed pursuant to Rule 462(b) or Rule 462(d) under the Securities


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Act before the offering of the Units may commence, the term "Registration
Statement" as used in this Agreement includes such registration statement. The term "Basic Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time that the Registration Statement was declared effective or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement. "Prospectus" shall mean the prospectus supplement relating to the Units and the offering thereof that is first filed pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") after the date and time this Agreement is executed and delivered by the parties hereto, together with the Basic Prospectus. The term "Preliminary Prospectus" as used in this Agreement means any prospectus relating to the Units that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters.

                  (b) Financial Statements and Schedules. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus, as the case may be; any reference in this Agreement to the Registration Statement, the Basic Prospectus, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Registration Statement, the Basic Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment or supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Exchange Act which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

                  (c) No Stop Order. No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Partnership Parties, no proceeding for that purpose has been initiated or threatened by the Commission. The Registration Statement and the Prospectus, and any further amendments or supplements to the Registration Statement or the Prospectus, do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date and on the Closing Date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Operating Partnership or the Partnership by an Underwriter through Lehman Brothers Inc. expressly for use therein; and each of the statements made by the Partnership or the Operating Partnership in the Registration Statement, and to be made in the Prospectus and any further amendments or supplements to the Registration Statement or Prospectus within the coverage of Rule 175(b) of the rules and


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regulations under the Securities Act, including (but not limited to) any statements with respect to future available cash or future cash distributions or earnings of the Partnership or the Operating Partnership or the anticipated ratio of taxable income to distributions was made or will be made with a reasonable basis and in good faith.

                  (d) Incorporated Documents. The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (e) Formation and Qualification of the Partnership and the Operating Partnership. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") with partnership power and authority to own or lease its properties and to conduct its business, in each case in all respects as described in the Registration Statement and the Prospectus. Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the general affairs, management, consolidated financial position, business prospects, partners' equity, members' equity or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole (a "Material Adverse Effect"), or (ii) subject the limited partners of the Partnership or the Operating Partnership to any material liability or disability.

                  (f) Formation and Qualification of Valero GP and Skelly-Belvieu. Each of Valero GP and Skelly-Belvieu LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the "Delaware LLC Act") with limited liability company power and authority to own or lease its properties and to conduct its business and with respect to Valero GP, to act as the general partner of the General Partner, in each case in all respects as described in the Registration Statement and the Prospectus. Each of Valero GP and Skelly-Belvieu LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership or the Operating Partnership to any material liability or disability.


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

                  (g) Formation and Qualification of the General Partner. The General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with partnership power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership, in each case in all respects as described in the Registration Statement and the Prospectus. The General Partner is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

                  (h) Formation and Qualification of the OLP General Partner. The OLP General Partner has been duly incorporated and is validly existing in good standing under the Delaware General Corporation Law (the "DGCL") with corporate power and authority to own or lease its properties, to conduct its business and to act as general partner of the Operating Partnership, in each case in all respects as described in the Registration Statement and the Prospectus. The OLP General Partner is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Operating Partnership to any material liability or disability.

                  (i) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the Partnership (as the same may be amended or restated at or prior to the Closing Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (j) Ownership of Limited Partner Interests in the Partnership. As of the date hereof, and immediately prior to the issuance of the Units, the issued and outstanding limited partner interests of the Partnership consist of 9,684,572 Common Units, 9,599,322 Subordinated Units and the Incentive Distribution Rights, as such term is defined in the Partnership Agreement. UDS Logistics, an indirect wholly owned subsidiary of Valero Energy, owns 4,424,322 Common Units and 9,599,322 Subordinated Units (the "Sponsor Units") and the General Partner owns 73,312 Common Units and all of the Incentive Distribution Rights. All outstanding Common Units, Subordinated Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Partnership's registration statement on Form S-1 (No. 333-43668) under the caption "The Partnership Agreement--Limited Liability," which is incorporated by reference into the Partnership's registration statement on Form 8-A (File No. 1-16417) (the "Form 8-A")). UDS Logistics owns the Sponsor Units, and the General Partner owns the Incentive Distribution



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Rights, in each case, free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (k) Ownership of General Partner Interest in the Operating Partnership. The OLP General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the Operating Partnership (as the same may be amended or restated at or prior to the Closing Date, the "Operating Partnership Agreement"); and the OLP General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (l) Ownership of Limited Partner Interest in the Operating Partnership. The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and will be fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described or incorporated by reference into the Form 8-A); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (m) Ownership of Skelly-Belvieu LLC. The Operating Partnership owns a 50% profits interest and a 49% capital interest in Skelly-Belvieu LLC (the "Skelly-Belvieu Interests"); such interests are duly authorized and validly issued in accordance with the Members Agreement of Skelly-Belvieu LLC (as the same may be amended at or prior to the Closing Date, the "Skelly-Belvieu Agreement"), and are fully paid (to the extent required under the Skelly-Belvieu Agreement) and nonassessable (except as such nonassessability may be affected by
Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (n) Ownership of General Partner Interest in the General Partner. Valero GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement of the General Partner (as the same may be amended or restated at or prior to the Closing Date, the "General Partner Partnership Agreement"), and Valero GP owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (o) Ownership of Limited Partner Interest in the General Partner. UDS Logistics is the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and will be fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act), and UDS Logistics owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.


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

                  (p) Ownership of Valero GP and UDS Logistics. Valero Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns a 100% membership interest in each of Valero GP and UDS Logistics; such membership interests are duly authorized and validly issued in accordance with the respective limited liability company agreements of Valero GP and UDS Logistics (in each case, as the same may be amended or restated at or prior to the Closing Date, the "Valero GP LLC Agreement" and the "UDS Logistics LLC Agreement", respectively), and are fully paid (to the extent required under the Valero GP LLC Agreement and the UDS Logistics LLC Agreement, as applicable) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and such member interests are owned free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (q) No Other Ownership. Other than (i) the Partnership's ownership of its limited partner interest in the Operating Partnership and the stock of the OLP General Partner and (ii) the Operating Partnership's ownership of the Skelly-Belvieu Interests, neither the Partnership nor the Operating Partnership owns, and at the Closing Date, neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than (i) the General Partner's ownership of its partnership interests in the Partnership and (ii) the OLP General Partner's ownership of its partnership interests in the Operating Partnership, neither the General Partner nor the OLP General Partner owns, and at the Closing Date neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

                  (r) Valid Issuance of Firm Units. At the First Delivery Date or the Second Delivery Date, as the case may be, the Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby will be duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by
Section 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus).

                  (s) No Preemptive Rights, Registration Rights or Options. Except as described in the Prospectus or for rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests or capital stock in the Partnership Entities, in each case pursuant to the organizational documents or any agreement or other instrument to which any Partnership Entity is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its Subsidiaries, other than as provided in the Prospectus and the Partnership Agreement or as have been waived. Except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity. Each of the Partnership Parties has all requisite right, power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The Partnership has all requisite power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement and Prospectus. All action required to be taken by the Partnership Parties or any of their partners, members or stockholders for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

                  (t) Due Authorization of this Agreement and the Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties. The Purchase Agreement has been duly authorized, executed and delivered by the Operating Partnership and the Guarantor.

                  (u) Operative Documents. At or before the First Delivery Date:

                  (i) the Partnership Agreement will be duly authorized, executed and delivered by the General Partner will be a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

                  (ii) the Operating Partnership Agreement will be duly authorized, executed and delivered by the OLP General Partner and the Partnership and will be a valid and legally binding agreement of the OLP General Partner and the Partnership in accordance with its terms;

                  (iii) the General Partner Partnership Agreement will be duly authorized, executed and delivered by Valero GP and UDS Logistics and will be a valid and legally binding agreement of Valero GP and UDS Logistics, enforceable against Valero GP and UDS Logistics in accordance with its terms;

                  (iv) the Registration Rights Agreement will be duly authorized, executed and delivered by the Operating Partnership and the Guarantor and, will be a valid and legally binding agreement of the Operating Partnership and the Guarantor, enforceable against the Operating Partnership and the Guarantor in accordance with its terms;

                  (v) the Indenture will be duly authorized, executed and delivered by the Operating Partnership and the Guarantor and, when duly authorized, executed and delivered in accordance with its terms by each of the parties thereto, will be a valid and legally binding agreement of the Operating Partnership and the Guarantor, enforceable against the Operating Partnership and the Guarantor in accordance with its terms;

                  (vi) the Notes (and the related Guarantees) will be duly authorized for issuance and sale to the initial purchasers thereof and, when duly executed, issued, authenticated and delivered in accordance with the terms of the Indenture against the delivery of payment therefor as provided in the Purchase Agreement, will constitute the valid and binding obligations of the Operating Partnership and the Guarantor, enforceable against the Operating Partnership and the Guarantor and entitled to the benefits of the Indenture;

                  (vii) the Tank Contribution Agreement and the Pipeline Contribution Agreement will be duly authorized, executed and delivered by the parties thereto and will be valid and legally binding agreements of the parties thereto, enforceable against each of them in accordance with their terms;

                  (viii) the Amended and Restated Credit Agreement will be duly authorized, executed and delivered by the Operating Partnership and will be a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms;

                  (ix) the Redemption Agreement will be duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its terms;

                  (x) the Handling and Throughput Agreement will be duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its terms;

                  (xi) the Lease and Access Agreements will be duly authorized, executed and delivered by the parties thereto and will be valid and legally binding agreements of the parties thereto, enforceable against each of them in accordance with their terms;

                  (xii) the Services Agreements will be duly authorized, executed and delivered by the parties thereto and will be valid and legally binding agreements of the parties thereto, enforceable against each of them in accordance with their terms;

                  (xiii) the Throughput Commitment Agreement will be duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its terms; and

                  (xiv) the Terminalling Agreement will be duly authorized, executed and delivered by the parties thereto and will be a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its terms.

provided that, with respect to each agreement described in this Section 1(u), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (v) No Violations. None of the (i) offering, issuance and sale of the Units, (ii) execution, delivery and performance by each of the Partnership Parties of this Agreement or the Transaction Documents to which it is a party or (iii) consummation of the transactions contemplated hereby and thereby (A) constituted, constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities or Valero Entities, (B) constituted, constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities or Valero Entities is a party or by which any of them or any of their respective properties may be bound, (C) violated, violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or Valero Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) resulted, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities or Valero Entities, which breaches, violations or defaults, in the case of clauses
(B), (C) or (D), would, individually or in the aggregate, have a Material Adverse Effect.

                  (w) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any court, governmental agency or body is required for the execution, delivery and performance by each of the Partnership Parties of this Agreement or the Transaction Documents to which it is a party, the offering, issuance and sale and of the Units, or the consummation of the transactions contemplated hereby and thereby, except (i) for such consents required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws, (ii) for such consents which have been, or prior to the Closing Date will be, obtained, and (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

                  (x) No Default. None of the Partnership Parties is in (i) violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) violation in any material respect of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Parties to perform their obligations under this Agreement or the Transaction Documents. To the knowledge of the Partnership Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Parties is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

                  (y) Independent Public Accountants. Ernst & Young LLP, who have certified certain audited financial statements in the Registration Statement and the Prospectus, are independent public accountants with respect to the Partnership Entities within the meaning of the Securities Act and the rules and regulations of the Commission thereunder. Arthur Andersen LLP were independent public accountants with respect to the Partnership Entities as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (z) Financial Statements. The historical financial statements (including the related notes and supporting schedules) included in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical information included in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) under the captions "Capitalization," "Ratio of Earnings to Fixed Charges" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which they have been derived.

                  (aa) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed or, prior to the completion of the distribution of the Units, will distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

                  (bb) Conformity to Description of Units. The statements set forth in the Prospectus under the caption "Description of Common Units," insofar as it purports to constitute a summary of the terms of the Units, is a fair summary in all material respects.

                  (cc) No Omitted Descriptions. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property of any of the Partnership Entities is the subject which, if determined adversely to the Partnership Entities, could reasonably be expected to, individually or in the aggregate have a Material Adverse Effect and, to the best of the Partnership Parties' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (dd) Title to Property. The Operating Partnership and Skelly-Belvieu LLC, have, and upon consummation of the Transactions will have, good and indefeasible title to all real property and good title to all personal property described in the Prospectus owned or to be owned by the Partnership Entities, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the Prospectus and (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and as they are to be used in the future as described in the Prospectus; provided, that, with respect to title to pipeline rights-of-way, the Partnership Parties represent only that (A) the Operating Partnership and Skelly-Belvieu LLC have sufficient title to enable them to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Prospectus and (B) any lack of title to the pipeline rights-of-way will not have a material adverse effect on the ability of the Operating Partnership and Skelly-Belvieu LLC to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are to be used and occupied in the future as described in the Prospectus and will not materially increase the cost of such use and occupation. All real property and buildings held, or to be held upon consummation of the Transactions, under lease or license by the Partnership Entities are or will be held by the Operating Partnership and Skelly-Belvieu LLC under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are to be used in the future as described in the Prospectus.

                  (ee) Permits. Each of the Partnership Entities has, and upon consummation of the Transactions will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed, or will fulfill and perform, all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains or will contain any restriction that is materially burdensome to the Partnership, the Operating Partnership and Skelly-Belvieu, taken as a whole.

                  (ff) Books and Records. Each of the Operating Partnership and the Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (gg) Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to Valero GP's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Partnership's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

                  (hh) No Identified Problems Resulting from Disclosure Controls. Based on the evaluation of its disclosure controls and procedures, the Partnership is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Partnership's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership's internal controls.

                  (ii) No Significant Changes in Internal Controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (jj) Taxes. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a Material Adverse Effect, or (ii) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

                  (kk) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its Affiliates (other than the Partnership Entities) on the other hand, which is required to be described in the Prospectus which is not so described.


                  (ll) Environmental Compliance. The Partnership Entities (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have, and as a result of the Transactions could not reasonably be expected to have, any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, or failure to comply with the terms and conditions of such permits or liabilities in connection with such release would not, individually or in the aggregate, have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (mm) Insurance. The Partnership Entities maintain, or are entitled to the benefits of, and upon the closing of the Transactions will maintain or be entitled to the benefit of, insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                  (nn) Material Change. None of the Partnership Entities has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt of any of the Partnership Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, partners' capital, members' equity, or results of operations of any of the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, none of the Partnership Entities has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Partnership Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (oo) Investment Company/Public Utility Holding Company. None of the Partnership Entities are, nor, after giving effect to the offering and sale of the Units and the application of the proceeds thereof, will be (i) an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

                  (pp) Other Sales. The Partnership has not sold or issued any Common Units during the six-month period preceding the date of the Prospectus other than Common Units issued pursuant to employee benefit plans, qualified options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants described in the Prospectus.

                  (qq) Form S-3. The conditions for the use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  2. Purchase of the Units. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 5,750,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter's name in
Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional shares, as Lehman Brothers Inc. may determine.

                  In addition, the Partnership grants to the Underwriters an option to purchase up to 862,500 Option Units. Such option is granted for the purpose of covering over-allotments in the sale of Firm Units and is exercisable as provided in Section 4 hereof. Option Units shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Units set forth opposite the names of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Units shall be adjusted by

Lehman Brothers Inc. so that no Underwriter shall be obligated to purchase Option Units other than in 100 Unit amounts.

                  The price of both the Firm Units and any Option Units shall be $35.19 per Unit.

                  The Partnership shall not be obligated to deliver any of the Units to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

                  3. Offering of Units by the Underwriters. Upon authorization by Lehman Brothers Inc. of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

                  4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at the offices of Andrews & Kurth L.L.P. at 9:00 A.M., Houston, Texas time, on March 18, 2003 or at such other date or place as shall be determined by agreement between Lehman Brothers Inc. and the Partnership. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Partnership shall deliver or cause to be delivered the Firm Units to Lehman Brothers Inc. for the account of each Underwriter in book entry form through the facilities of The Depository Trust Company ("DTC") against payment to or upon the order of the Partnership of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

                  The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Partnership by Lehman Brothers Inc. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by Lehman Brothers Inc., when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.

                  The date and time the Option Units are delivered are sometimes referred to as the "Second Delivery Date," and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

                  Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between Lehman Brothers Inc. and the Partnership) at 9:00 A.M., Houston, Texas time, on the Second Delivery Date. On the Second Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to Lehman Brothers Inc. for the account of each Underwriter in book entry form through the facilities of the DTC against payment to or upon the order of the Partnership of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter.

                  5. Further Agreements of the Partnership Parties. Each of the Partnership Parties covenants and agrees with each Underwriter:

                  (a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                  (b) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act ("Exchange Act Reports") subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.

                  (c) Copies of Documents to Underwriters. Prior to 9:00 A.M., Houston, Texas time, on the business day next succeeding the date of this Agreement and from time to time, to deliver to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 5(d) hereof, file with the

Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.

                  (d) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object promptly after having been given reasonable notice of the proposed filing thereof unless, in the judgment of counsel to the Partnership Parties, such filing is required by law.

                  (e) Copies of Reports. To furnish to the Underwriters, upon request, for a period of three years from the date of this Agreement, copies of all reports or other communications (financial or other) furnished to holders of the Units, provided such documents are not otherwise publicly available via the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") and to deliver to the Underwriters, provided such documents are not otherwise publicly available via EDGAR (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Partnership is listed; and (ii) such additional information concerning the business and financial condition of the Partnership as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent they are consolidated in reports furnished to the holders of the Units or to the Commission).

                  (f) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Units; and to arrange for the determination of the eligibility for investment of the Units under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign limited partnership, limited liability company or corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

                  (g) Earnings Statement. To make generally available to the Partnership's securityholders and to the Underwriters as soon as practicable an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Partnership, Rule 158).

                  (h) Lock-up Period; Lock-up Letters. For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; provided, however, that the foregoing restrictions do not apply to: (A) the sale of Common Units by the Partnership to the Underwriters in connection with the public offering contemplated hereby; (B) Common Units to be issued by the Partnership to non-employee directors as described in the Prospectus or restricted units, phantom units and options issued under the employee benefit plan of the Partnership on the date hereof or (C) Common Units issued pursuant to currently outstanding options, warrants or rights. Each person listed on Annex I shall furnish to the Underwriters, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit D hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters.

                  (i) NYSE Listing. To apply for the supplemental listing of the Units on the New York Stock Exchange, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date.

                  (j) Application of Proceeds. To apply the net proceeds from the sale of the Units as set forth in the Prospectus.

                  (k) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an "investment company" as defined in the Investment Company Act.

                  6. Expenses. The Partnership agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review, if applicable, by the National Association of Securities Dealers, Inc. of the terms of sale of the

Units; (f) any applicable listing or other similar fees; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent or registrar; (j) the costs and expenses of the Partnership relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in Section 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

                  7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the accuracy of the statements of the Partnership Parties and the officers of Valero GP made in any certificates delivered pursuant hereto, to the performance by each of the Partnership Parties of its obligations hereunder and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) None of the Underwriters shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                  (d) Andrews & Kurth L.L.P. shall have furnished to the Underwriters their written opinion, as counsel for the Partnership Parties, addressed to the Underwriters and dated such

Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit A to this Agreement.

                  (e) Bradley Barron shall have furnished to the Underwriters his written opinion, as Corporate Secretary and Senior Counsel of Valero GP, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.

                  (f) Kimberly Bowers shall have furnished to the Underwriters her written opinion, as special Texas counsel for the Partnership Parties, and California local counsel reasonably satisfactory to the Underwriters shall have furnished to the Underwriters their written opinion, as special California counsel for the Partnership Parties, both addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit C to this Agreement.

                  (g) The Underwriters shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to such matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (i) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Partnership shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (j) The Partnership shall have furnished to the Underwriters a certificate, dated such Delivery Date, of the chief executive officer and the chief financial officer of Valero GP stating that (A) such officers have carefully examined the Registration Statement and the Prospectus, (B) in their opinion, the Registration Statement, including the documents incorporated therein by reference, as of the Effective Time, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Prospectus, including the Incorporated Documents, as of the date of the Prospectus and as of such Delivery Date, did not and does not include any untrue statement of a material fact and did not and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) as of such Delivery Date, the representations and warranties of the Partnership Parties in this Agreement are true and correct, the Partnership Parties have complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to such Delivery Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officer's knowledge, are contemplated by the Commission, and subsequent to the date of the most recent financial statements contained in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Partnership Entities, taken as a whole, or any change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations or business of the Partnership Entities, taken as a whole, except as set forth in the Prospectus.

                  (k) If any event shall have occurred on or prior to such Delivery Date that requires the Partnership under Section 5(d) to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 5(d) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of such Delivery Date.

                  (l) None of the Partnership Entities shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, flood, explosion or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Prospectus; nor shall there have been a change in the partners' capital, members' interests or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, net worth or results of operations of the Partnership Entities, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any case under this
Section 7(l), is, in the judgment of Lehman Brothers Inc., so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Delivery Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Delivery Date which would prevent the issuance or sale of the Units.

                  (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market or trading in any securities of the Partnership on any exchange or in the over-the-counter market shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of Lehman Brothers Inc., impracticable or inadvisable to proceed with the public offering or sale of the Units being delivered on such Delivery Date on the terms and in the manner contemplated by the Prospectus.

                  (o) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance.

                  (p) The closing of the issuance and sale of the Notes contemplated by the Purchase Agreement shall occur contemporaneously with the issuance and sale of the Common Units contemplated by this Agreement.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters.

                  8. Indemnification and Contribution.

                  (a) Each of the Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) any written or electronically produced materials or information electronically provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Common Units ("Marketing Materials") including any road show or investor presentations made to investors by the Partnership (whether in person or electronically), (ii) the omission or alleged omission to state in the Registration Statement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above (provided that no Partnership Party shall be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no Partnership Party shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in
Section 8(e); provided, however, that the Partnership Parties shall not be liable to any Underwriter under the indemnity agreement in this Section 8(a) to the extent, but only to the extent, that (x) such loss, claim, damage, or liability of such Underwriter results from an untrue statement of a material fact or an omission of a material fact contained in the Preliminary Prospectus, which untrue statement or omission was completely corrected in the Prospectus and (y) the Partnership had previously furnished sufficient quantities (as requested by the Underwriters) of the Prospectus to the Underwriters within a reasonable amount of time prior to such sale or such confirmation and (z) such Underwriter failed to deliver the Prospectus, if required by law to have so delivered it, and such delivery would have cured the defect giving rise to such loss, claim, liability, expense or damage.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Partnership Party, their officers and employees, each of their directors, and each person, if any, who controls the Partnership Parties within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 8(d) as the Partnership), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such person may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the

Registration Statement, or any amendment or supplement thereto, any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e), and shall reimburse the Partnership for any legal or other expenses reasonably incurred by the Partnership in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement, compromise or consent to the entry of any judgment with respect to any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

The obligations of the Partnership Parties and the Underwriters in this Section 8 are in addition to any other liability that the Partnership Parties or the Underwriters, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm and the Partnership Parties acknowledge that the statements with respect to the public offering of the Units by the Underwriters set forth on the cover page of the Prospectus Supplement and the statements in the table in the first paragraph, the concession and reallowance figures in the fourth paragraph, and the statements in the seventh, eighth, ninth, tenth, eleventh, fourteenth, fifteenth, sixteenth, seventeenth, eighteenth, nineteenth and twentieth paragraphs under the "Underwriting" section of the Prospectus Supplement are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  9. Defaulting Underwriters.

                  If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Units set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Units which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to Lehman Brothers Inc. who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or any Partnership Party except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Units which a defaulting Underwriter agreed but failed to purchase.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Parties for damages, including expenses paid by the Partnership pursuant to Sections 6 and 11, caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting Underwriter, either the non-defaulting Underwriters or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                  10. Termination. The obligations of the Underwriters hereunder may be terminated by Lehman Brothers Inc. by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(m) or (n) shall have occurred and be continuing or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

                  11. Reimbursement of Underwriters' Expenses. If the Partnership shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any Partnership Party to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Partnership Parties (including, without limitation, with respect to the Transactions) is not fulfilled, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

                  12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 399 Park Avenue, 11th Floor, New York, N.Y. 10022, Attention: Syndicate Registration Department, Fax (212) 526-0943, with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, NY 10022; and

                  (b) if to the Partnership Parties, shall be delivered or sent by mail or telecopy to Valero L.P., One Valero Place, San Antonio, Texas 78212,
Attention: Secretary.

                  (c) provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Underwriters.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors, officers, employees and any controlling persons of the Partnership Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Survival. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) "affiliate" and "subsidiary" have their respective meanings set forth in Rule 405 of the Rules and Regulations.

                  16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Partnership Parties, and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                       Very truly yours,



                             VALERO L.P.

                             By:    Riverwalk Logistics, L.P., its
                                    general partner

                                    By:   Valero, GP, LLC, its
                                          general partner


                                          By:    /s/  CURTIS V. ANASTASIO
                                             ----------------------------------
                                               Curtis V. Anastasio
                                               President and Chief Executive
                                               Officer


                             RIVERWALK LOGISTICS, L.P.

                             By:    Valero GP, LLC,
                                    its general partner


                                    By:      /s/  CURTIS V. ANASTASIO
                                          -------------------------------------
                                          Curtis V. Anastasio
                                          President and Chief Executive Officer


                             VALERO GP, LLC


                             By:          /s/  CURTIS V. ANASTASIO
                                    -------------------------------------------
                                    Curtis V. Anastasio
                                    President and Chief Executive Officer

                             VALERO LOGISTICS OPERATIONS, L.P.

                             By:    Valero GP, Inc., its
                                    general partner


                                    By:   /s/  CURTIS V. ANASTASIO
                                          -------------------------------------
                                          Curtis V. Anastasio
                                          President and Chief Executive
                                          Officer


                             VALERO GP, INC.


                             By:      /s/  CURTIS V. ANASTASIO
                                    -------------------------------------------
                                    Curtis V. Anastasio
                                    President and Chief Executive Officer

Accepted:

Lehman Brothers Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
UBS Warburg LLC
Credit Suisse First Boston LLC
RBC Dain Rauscher Inc.
Sanders Morris Harris Inc.



By:    LEHMAN BROTHERS INC.



       By:  /s/  ARLENE SALMONSON
          -------------------------
          Authorized Representative

                                   SCHEDULE 1

                                   VALERO L.P.


                                                               Number of Firm
Underwriters                                               Units to be Purchased
------------                                               ---------------------
Lehman Brothers Inc.                                             1,437,500
Goldman, Sachs & Co.                                               805,000
Morgan Stanley & Co. Incorporated                                  805,000
Salomon Smith Barney Inc.                                          805,000
UBS Warburg LLC                                                    805,000
Credit Suisse First Boston LLC                                     402,500
RBC Dain Rauscher Inc.                                             402,500
Sanders Morris Harris Inc.                                         287,500

                  TOTAL:                                         5,750,000
                                                                 =========

                                    EXHIBIT A

                    FORM OF OPINION OF ANDREWS & KURTH L.L.P.

                  1. Each of the Partnership, the Operating Partnership and the General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Revised Uniform Limited Partnership Act of the State of Delaware.

                  2. Valero GP has been duly formed and is validly existing in good standing as a limited liability company under the Limited Liability Company Act of the State of Delaware.

                  3. The OLP General Partner has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware.

                  4. Each of the Partnership and the Operating Partnership has all necessary limited partnership power and authority under the Revised Uniform Limited Partnership Act of the State of Delaware (i) to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus and (ii) to execute and deliver the Underwriting Agreement and to perform all of its obligations thereunder.

                  5. Valero GP has all necessary limited liability company power and authority under the Delaware Limited Liability Company Act (i) to own or lease its properties, to conduct its business and to act as general partner of the General Partner, in each case in all material respects as described in the Registration Statement and the Prospectus and (ii) to execute and deliver the Underwriting Agreement and to perform all of its obligations thereunder.

                  6. The General Partner has all necessary limited partnership power and authority under the Revised Uniform Limited Partnership Act of the State of Delaware (i) to own or lease its properties, to conduct its business and to act as the general partner of the Partnership, in each case in all material respects as described in the Registration Statement and the Prospectus and (ii) to execute and deliver the Underwriting Agreement and to perform all of its obligations thereunder.

                  7. The OLP General Partner has all necessary corporate power and authority under the General Corporation Law of the State of Delaware (i) to own or lease its properties, to conduct its business and to act as general partner of the Operating Partnership, in each case in all material respects as described in the Registration Statement and the Prospectus and (ii) to execute and deliver the Underwriting Agreement and to perform all of its obligations thereunder.

                  8. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership, and such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement.

                  9. As of the date hereof, the issued and outstanding limited partner interest of the Partnership consists of 9,654,572 Common Units, 9,599,322 Subordinated Units and the Incentive Distribution Rights; such Common Units, Subordinated Units and Incentive

Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by
Section 17-607 of the Delaware LP Act and as described in the Prospectus).

                  10. The OLP General Partner is the sole general partner of the Operating Partnership with a 0.01% general partner interest in the Operating Partnership, and such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement.

                  11. The Partnership is the sole limited partner of the Operating Partnership with a 99.99% limited partner interest in the Operating Partnership; and such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable, except as such nonassessability may be affected by matters described in the Partnership's registration statement on Form S-1 (No. 333-43668) under the caption "The Partnership Agreement--Limited Liability," which is incorporated by reference into the Partnership's registration statement on Form 8-A (File No. 1-16417) (the "Form 8-A").

                  12. Valero GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner, and such general partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement.

                  13. The Underwriting Agreement has been duly authorized and validly executed and delivered by or on behalf of each of the Partnership Parties.

                  14. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership in accordance with its terms; the Redemption Agreement has been duly authorized, executed and delivered by the Partnership Parties party thereto and is a valid and legally binding agreement of the respective Partnership Parties in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  15. The Units to be issued and sold to the Underwriters by the Partnership pursuant to the Underwriting Agreement and the limited partner interests represented thereby have been duly authorized by the Partnership under the Partnership Agreement, and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, such Units will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable, except as such nonassessability may be affected by matters described in the Base Prospectus under the caption "Risk Factors -- A unitholder may not have limited liability if a state or court finds that we are not in compliance with the applicable statutes or that unitholder action constitutes control of our business". The issuance by the Partnership of the Units will not be subject to any preemptive or similar rights arising under the Partnership Agreement or the Certificate of Limited Partnership of the Partnership.

                  16. Neither the execution and delivery on behalf of the Partnership Parties of the Underwriting Agreement and the other Financing Documents nor the consummation by the Partnership Parties of the transactions contemplated thereby, including the issuance and sale of the Units (A) constituted, constitutes or will constitute a violation of the Formation Documents (as defined in such counsel's opinion), (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Operative Agreement, (C) resulted, results or will result in any violation of (i) the Applicable Laws (as defined in such counsel's opinion) of the State of Texas, (ii) the Applicable Laws of the United States of America, (iii) the Revised Uniform Limited Partnership Act of the State of Delaware, (iv) the Limited Liability Company Act of the State of Delaware or (v) the General Corporation Law of the State of Delaware or (D) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of the Partnership Entities, which, in the case of clause (B), (C) or
(D), would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole.

                  17. No Governmental Approval (as defined in such counsel's opinion), which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution and delivery by each of the Partnership Parties of the Underwriting Agreement or the Financing Documents to which it is a party, on the date hereof, or the incurrence or performance of its obligations thereunder, or the enforceability of any such Financing Documents against each of the Partnership Parties that is a party thereto on the date hereof.

                  18. The statements in the Registration Statement and the Prospectus under the captions "Tax Considerations," "Description of Common Units," and "Cash Distributions" insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

                  19. The Units conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption "Description of Common Units."

                  20. The Registration Statement, as of its effective date, the Base Prospectus, as of its issue date, and the Prospectus Supplement as of its issue date, each appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except, that in each case, we express no opinion as to the financial statements, schedules and other financial or statistical data included therein or excluded therefrom, or the exhibits to the Registration Statement. Each of the Incorporated Documents filed prior to the date hereof appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations promulgated under the Exchange Act, except, that in each case, we express no opinion as to the financial statements, schedules and other financial or statistical data included therein or excluded therefrom, or the exhibits to any of the Incorporated Documents.

                  21. None of the Partnership Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  22. None of the Partnership Parties is a "public utility company," or a "holding company," as defined in PUHCA.

                  23. The Operating Partnership is entitled to exercise the power of eminent domain in the State of Texas to secure rights-of-way necessary to operate and maintain each of its common carrier pipelines situated in such State.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities and the independent public accountants for the Partnership and the Operating Partnership, your representatives and your counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel have not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except and to the extent set forth in paragraph 18 above, no facts have come to such counsel's attention that have led them to believe that the Registration Statement, including the Incorporated Documents, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the Incorporated Documents, as of its issue date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules included therein, including the notes and the auditor's report thereon, (b) the other information of a financial or statistical nature included in the Registration Statement or the Prospectus and (c) the exhibits to the Registration Statement.

                  In addition, such counsel shall state that they have been orally advised by the SEC that the Registration Statement was declared effective under the Securities Act on June 17, 2002. Such counsel have also been orally advised by the SEC that no stop order suspending the effectiveness of the Registration Statement has been issued, and based solely on such counsel's communications with the SEC, to such counsel's knowledge no proceedings for that purpose have been instituted or are pending or threatened by the SEC. The Prospectus has been filed pursuant to Rule 424(b) in the manner and within the time period required by such Rule.

                  In rendering such opinion, such counsel may (A) rely in respect of maters of fact upon certificates of officers and employees of the Valero Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the authentic originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the States of Texas and New York, and (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership Entities may be subject.

                                    EXHIBIT B

                      FORM OF OPINION OF BRADLEY C. BARRON

                  1. Skelly-Belvieu LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus.

                  2. Each of the Partnership Parties has been duly registered or qualified as a foreign limited partnership, foreign limited liability company or foreign corporation, as the case may be, for the transaction of business under the laws of each jurisdiction as set forth in Annex I to this opinion.

                  3. Valero Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns a 100% member interest in Valero GP; such member interest has been duly authorized and validly issued in accordance with the Valero GP LLC Agreement, and is fully paid (to the extent required under the Valero GP LLC Agreement and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act).

                  4. The Operating Partnership owns a 50% profits interest and a 49% capital interest in Skelly-Belvieu LLC; such interests have been duly authorized and validly issued in accordance with the Skelly-Belvieu Agreement and are fully paid (to the extent required under the Skelly-Belvieu Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and, to the knowledge of such counsel without independent investigation, the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims.

                  5. To the knowledge of such counsel without independent investigation, the General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

                  6. To the knowledge of such counsel without independent investigation, UDS Logistics owns the Sponsor Units free and clear of all liens, encumbrances, security interests, charges or claims.

                  7. To the knowledge of such counsel without independent investigation, the OLP General Partner owns its general partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

                  8. To the knowledge of such counsel without independent investigation, the Partnership owns its limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

                  9. To the knowledge of such counsel without independent investigation, Valero GP owns its general partner interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims.

                  10. To the knowledge of such counsel without independent investigation, Valero Energy through one or more direct or indirect wholly owned subsidiaries owns is membership interest in Valero GP free and clear of all liens, encumbrances, security interests, charges or claims.

                  11. To such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its subsidiaries, other than as provided in the Prospectus and the Partnership Agreement or as have been waived.

                  12. Each of the Partnership Parties has all necessary corporate, limited liability company or partnership power and authority to execute and deliver the Asset Documents to which each of them is a party.

                  13. The Asset Documents have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of the parties thereto, enforceable against them, in accordance with their terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                  14. Neither the execution and delivery on behalf of the Partnership Parties of the Underwriting Agreement and the other Transaction Documents nor the consummation by the Partnership Parties of the transactions contemplated thereby, including the issuance and sale of the Units (A) constituted, constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Valero Entities and, with respect to the Asset Documents and the consummation of the transactions contemplated thereby, the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (B) constituted, constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities or Valero Entities is a party or by which any of them or any of their respective properties may be bound, (C) resulted, results or will result in any violation of any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or Valero Entities or any of their properties in a proceeding to which any of them or their property is a party or (D) resulted, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Valero Entities and, with respect to the Asset Documents and the transactions contemplated thereby, the Partnership Entities, which breaches, violations or defaults, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu, taken as a whole.

                  15. No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any federal, Delaware or Texas court, governmental agency or body is required for the execution, delivery and performance by each of the Partnership Parties of this Agreement or the Transaction Documents to which it is a party, the offering, issuance and sale of the Units (i) for such consents required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws, as to which such counsel need not express any opinion, (ii) for such consents which have been obtained or made, (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership and the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, or (iv) as disclosed in the Prospectus.

                  16. To the knowledge of such counsel after due inquiry, none of the Partnership Parties is in (i) violation of its certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, or (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, or in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which violation or breach, default or violation would, if continued, have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, or could materially impair the ability of any of the Partnership Parties to perform their obligations under the Transaction Documents.

                  17. To the knowledge of such counsel after due inquiry, each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, to conduct their businesses in all material respects as currently conducted or as contemplated by the Prospectus to be conducted; and, to the knowledge of such counsel after due inquiry, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the ability of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole, to conduct their businesses in all material respects as currently conducted or as contemplated by the Prospectus to be conducted.

                  18. Except as described in the Prospectus, there is no litigation, proceeding or governmental investigation pending or, to the knowledge of such counsel after due inquiry, threatened against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entities, would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership, the Operating Partnership and Skelly-Belvieu LLC, taken as a whole.

                  19. There are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in the Prospectus but are not so described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

                  In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus, no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Registration Statement, and (iii) the exhibits thereto, as to which such counsel need not comment), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, including the Incorporated Documents (other than (i) the financial statements and related schedules included therein, including the notes thereto and auditor's report thereon, (ii) the other information of a financial or statistical nature included in the Prospectus, and (iii) the exhibits thereto, as to which such counsel need not comment), as of its issue date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Valero Entities and upon information obtained from public officials, (B) assume that all documents submitted to her as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas and (D) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership Entities may be subject.

                                    EXHIBIT C

                          FORM OF LOCAL COUNSEL OPINION

                  1. Each of the Partnership Entities [AS APPLICABLE] has been duly qualified or registered as a foreign limited partnership, foreign limited liability company or foreign corporation, as the case may be, for the transaction of business under the laws of [STATE].

                  2. Each of the Partnership Entities [AS APPLICABLE] has all requisite corporate, limited liability company or limited partnership power and authority under the laws of the State of [STATE] to own or lease its properties and to conduct its business in the State of [STATE], in each case in all material respects as described or otherwise disclosed in the Prospectus; and upon the consummation of the Transactions, the Partnership will not be liable under the laws of the State of [STATE] for the liabilities of the Operating Partnership or the Operating Subsidiaries and the holders of Units will not be liable under the laws of the State of [STATE] for the liabilities of the Partnership, the Operating Partnership or the Operating Subsidiaries except in each case to the same extent as such liability would exist under the laws of the State of Delaware.

                  3. No permit, consent, approval, authorization, order, registration, filing or qualification ("consent") of or with any court, governmental agency or body of the State of [STATE] having jurisdiction over the Partnership Entities or any of their respective properties is required for (i) the offering, issuance and sale of the Units by the Partnership and the use of such proceeds as described in the Prospectus, (ii) the execution, delivery and performance by the Partnership Parties of the Underwriting Agreement, and the performance by such entities of their obligations under the Underwriting Agreement to which they are a party, or (iii) the consummation of the Transactions, including the conveyance of the properties located in the State of [STATE] purported to be conveyed to the [APPLICABLE PARTNERSHIP ENTITY(IES)] pursuant to the Transaction Documents, except (A) for such consents required under state securities or "Blue Sky" laws, as to which we express no opinion,
(B) for such consents which have been obtained or made, (C) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted in the State of [STATE] by the Partnership Entities, including such consents which (I) are of a routine or administrative nature, (II) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Underwriting Agreement and (III) are expected in the reasonable judgment of the General Partner to be obtained or made in the ordinary course of business subsequent to the consummation of the Transactions, or (D) as disclosed in the Prospectus.

                  4. Each of the Conveyances relating to the transfer of property in the State of [STATE], assuming the due authorization, execution and delivery thereof by the parties thereto, to the extent it is a valid and legally binding agreement under the laws of the State of Texas and that such law applies thereto, is a valid and legally binding agreement of the parties thereto under the laws of the State of [STATE], enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); each of the Conveyances is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the right, title and interest of the transferor stated therein in and to the properties located in the State of [STATE], as described in the Conveyances, subject to the conditions, reservations and limitations contained in the Conveyances, except motor vehicles or other property requiring conveyance of certificated title as to which the Conveyances are legally sufficient to compel delivery of such certificated title.

                  5. To the knowledge of such counsel after due inquiry, each of the Partnership Entities [AS APPLICABLE] has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("Permits") of the State of [STATE] as are necessary to own its properties and to conduct its business in the State of [STATE] in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such Permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Entities, taken as a whole and, to the knowledge of such counsel after due inquiry, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such Permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Entities, taken as a whole.

                  6. Each of the Conveyances transferring real property (including, without limitation, the form of the exhibits and schedules thereto) is in a form legally sufficient for recordation in the appropriate public offices of the State of [STATE], to the extent such recordation is required to constitute notice to third parties that title to the properties covered thereby is in the Operating Partnership, and, upon proper recordation of the applicable Conveyances in the State of [STATE], will constitute notice to all third parties under the recordation statutes of the State of [STATE] concerning record title to the assets covered thereby. Recordation in the office of the County Clerk of each county in which each of the Operating Partnership owns property is the appropriate public office in the State of [STATE] for the recordation of deeds, assignments and other evidences of title evidencing interests in real property located in such county.

                  In addition, such counsel shall state that (A) his opinion is limited to the laws of the State of [STATE], excepting therefrom municipal and local ordinances and regulations, and (B) that he intends to express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

                                    EXHIBIT D

                        FORM OF LOCK-UP LETTER AGREEMENT

Lehman Brothers Inc.                                             March 12, 2003
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
UBS Warburg LLC
Credit Suisse First Boston LLC
RBC Dain Rauscher Inc.
Sanders Morris Harris Inc.
? Lehman Brothers Inc.
745 7th Avenue
New York, New York  10019

Dear Sirs:

The undersigned understands that you, as underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Partnership Parties providing for the purchase by you and such other Underwriters of common units, each representing a limited partner interest (the "Common Units") in the Partnership, and that the Underwriters propose to reoffer the Common Units to the public (the "Offering"). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Units owned by the undersigned on the date of execution of this Lock-up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, for a period of 90 days from the date of the Prospectus.

In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from [HIS/HER] obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the [HEIRS AND PERSONAL REPRESENTATIVES] (FOR INDIVIDUALS) [SUCCESSORS AND ASSIGNS] (FOR NONNATURAL PERSONS) of the undersigned.

Yours very truly,

                                     ANNEX I


Steven A. Blank
Curtis V. Anastasio
Rodney L. Reese
Robert A. Profusek
Rodman D. Patton
H. Frederick Christie
William R. Kleese
Gregory C. King
William E. Greehey